Scudder
Classic Growth Fund

Semiannual Report
February 28, 1998

Pure No-Load(TM) Funds


A fund seeking long-term growth of capital with reduced share price volatility compared to other growth mutual funds.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                           Scudder Classic Growth Fund

--------------------------------------------------------------------------------
Date of Inception:  9/9/96   Total Net Assets as of       Ticker Symbol:  SCCGX
                             2/28/98: $90.1 million
--------------------------------------------------------------------------------

o Scudder Classic Growth Fund provided a total return of 13.33% for the six-month period and 37.84% for the one-year period ended February 28, 1998.

o Stocks of established growth companies provided good returns on average for the six months, despite sharp price declines in October and November for some companies that were perceived to have significant earnings exposure to Asia.

o The Fund continued to benefit from the favorable investment environment in the United States, as the economy continued to expand, inflation was benign, interest rates declined and corporate earnings reports remained positive for many companies.

o Management continued to emphasize the technology, financial and energy sectors during the six-month period.


                                Table of Contents

   3  Letter from the Fund's President     17  Financial Highlights
   4  Performance Update                   18  Notes to Financial Statements
   5  Portfolio Summary                    21  Shareholder Meeting Results
   6  Portfolio Management Discussion      24  Officers and Trustees
   8  Glossary of Investment Terms         25  Investment Products and Services
   9  Investment Portfolio                 26  Scudder Solutions
  14  Financial Statements


                        2 - Scudder Classic Growth Fund

                        Letter from the Fund's President

Dear Shareholders,

     Your Fund produced double-digit returns for the six-month period ended February 28, 1998. These strong results were achieved during a difficult period, as the Asian financial crisis expanded and investors remained concerned over the potential impact of slowing U.S. exports on corporate earnings. While the jury is still out on Asia's effect on earnings, we believe that the full extent of any damage may not appear immediately. We are continuing to monitor the situation closely. However, the Fund's conservative approach to investing, which emphasizes stocks with lower volatility than the market, should provide a measure of protection during this uncertain time. Your Fund's management team discusses the Fund's activities beginning on page 6.

     At the beginning of 1998, your Fund's investment adviser changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think this combination is very positive, and will provide your Fund's manager with expanded resources in managing the Fund.

     For those of you who are interested in new Scudder products, we recently introduced three industry sector funds that comprise the Choice Series: Scudder Financial Services Fund seeks long-term growth by investing in financial services companies in the U.S. and abroad; Scudder Health Care Fund seeks long-term growth from health care companies located around the world, and Scudder Technology Fund pursues long-term growth by investing in companies that develop, produce, or distribute technology-related products or services. In addition, April 6 marked the debut of our latest entrant in the growth and income category, Scudder Real Estate Investment Fund, which seeks long-term capital growth and current income by investing primarily in equity securities of companies in the real estate industry. For further information on any of these new funds, please call 1-800-225-2470.

     Thank you for your continued investment in Scudder Classic Growth Fund. If you have any questions about your account, please call Scudder Investor Relations at the toll-free number above, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Classic Growth Fund


                        3 - Scudder Classic Growth Fund

                     Performance Update as of February 28, 1998

-------------------------------------------
Fund Index Comparisons
-------------------------------------------
                            Total Return
-------------------------------------------
Period Ended   Growth of            Average
2/28/98         $10,000  Cumulative  Annual
-------------------------------------------
Scudder Classic Growth Fund
-------------------------------------------
1 Year          $ 13,784    37.84%   37.84%
Life of Fund*   $ 16,457    64.57%   40.38%
-------------------------------------------
S&P 500 Index
-------------------------------------------
1 Year          $ 13,502    35.02%   35.02%
Life of Fund*   $ 15,664    56.64%   37.36%
-------------------------------------------
*The Fund commenced operations on September 9, 1996.
Index comparisons begin September 30, 1996.

-------------------------------------------
Growth of a $10,000 Investment
-------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


SCUDDER CLASSIC GROWTH FUND
Year            Amount
----------------------
9/96*          $10,000
11/96          $10,973
2/97           $11,361
5/97           $12,419
8/97           $13,818
11/97          $14,160
2/98           $15,660

S&P 500 INDEX
Year            Amount
----------------------
9/96*          $10,000
11/96          $11,053
2/97           $11,601
5/97           $12,506
8/97           $13,317
11/97          $14,206
2/98           $15,664

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq Stock Market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                           Yearly periods ended February 28

                                      1997*          1998
--------------------------------------------------------------------------------
Net Asset Value                     $ 14.29        $ 19.34
--------------------------------------------------------------------------------
Income Dividends                    $   .04        $   .04
--------------------------------------------------------------------------------
Capital Gains Dividends             $    --        $   .29
--------------------------------------------------------------------------------
Fund Total Return (%)                 19.39          37.84
--------------------------------------------------------------------------------
Index Total Return (%)                16.01          35.02
--------------------------------------------------------------------------------
Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.


                         4 - Scudder Classic Growth Fund

                    Portfolio Summary as of February 28, 1998

-------------------------------
Asset Allocation
-------------------------------

Equity Holdings             96%
Cash Equivalents             4%
-------------------------------
                           100%
-------------------------------

The Fund essentially was fully
invested in stocks of established,
high quality growth companies.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

------------------------------
Sector Diversification
(Excludes 4% Cash Equivalents)
------------------------------
Financial                  21%
Technology                 13%
Energy                     11%
Manufacturing              11%
Consumer Discretionary     11%
Health                     10%
Consumer Staples            8%
Durables                    5%
Service Industries          5%
Other                       5%
------------------------------
                          100%
------------------------------

Weightings in the financial,
technology, energy, and
manufacturing sectors continued
to comprise an important part of
the portfolio.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-------------------------------
Ten Largest Equity Holdings
(24% of Portfolio)
-------------------------------
1.  AMERICAN EXPRESS COMPANY
    Travel and investment services, insurance, banking

2.  INTEL CORP.
    Semiconductor memory circuits

3.  HOME DEPOT, INC.
    Building supply/home improvement stores

4.  EXEL, LTD.
    Provider of liability insurance

5.  AMERICAN INTERNATIONAL GROUP, INC.
    Major international insurance holding company

6.  PROCTER & GAMBLE CO.
    Diversified manufacturer of consumer products

7.  COMPAQ COMPUTER CORP.
    Leading manufacturer of personal computers

8.  FRANKLIN RESOURCES, INC.
    Mutual fund investment advisor

9.  ROYAL DUTCH PETROLEUM CO.
    International energy company

10. PARKER-HANNIFIN GROUP
    Fluid control components


The Fund's emphasis on
established growth companies is
reflected in the familiar names
which comprise its top
holdings.

For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                         5 - Scudder Classic Growth Fund

                         Portfolio Management Discussion

In the following interview, William F. Gadsden and Bruce Beaty, portfolio managers of Scudder Classic Growth Fund, discuss the Fund's strategy and the market environment during the six-month period.

Q: How did Scudder Classic Growth Fund perform?

A: For the six-month period ended February 28, 1998, the Fund returned 13.33%, which compares to the 17.62% return of the Fund's benchmark, the unmanaged S&P 500 Index. Longer term, the Fund outperformed the market, as evidenced by its 37.84% one-year return versus the 35.02% return of the S&P 500 for the same period. Among its peers, the Fund ranked in the top 13% (107th) of 851 growth funds according to Lipper Analytical Services for the one-year period.

Q: Market volatility increased during the six-month period. Why?

A: The dominant investment variable affecting U.S. equities during the period was Asia. The crisis began as a small ripple in the world's financial markets in July with devaluation of Thailand's currency, and became a truly global financial event by October. It was no longer an isolated incident involving several smaller economies. The addition of South Korea -- the world's 11th largest economy -- to the list of troubled countries threatened to derail any recovery in Japan. Consequently, it very much became our problem as well. Reaction to the Asian crisis in the U.S. stock market was swift, and for certain sectors, punitive. Stocks and industries with significant Asian exposure suffered the most.

Q: How did the Fund's investments hold up in this environment?

A: Many of the Fund's holdings that exhibited the greatest price appreciation over the first half of 1997 declined sharply in the second half. For example, Compaq and Applied Materials, which were up significantly in the third quarter, each declined in excess of 20% in the year's final quarter due to concerns that their businesses would be adversely impacted by the turmoil in Asia.

While the Fund outperformed the market over the last twelve months, it did not keep up with the overall market in October and November, as many issues that performed well in the first nine months of the year were the target of profit taking as problems in Asia spilled over into global markets. Most investment "disciplines" seem to have difficulty in an environment of indiscriminate selling. We view the turmoil as a period of adjustment, and are confident that our valuation discipline, broad portfolio diversification, and focus on company fundamentals will serve the Fund well over the long term.

Q: The environment seemed to change in the first two months of 1998 as the equity markets raced ahead with an 8.39% year-to-date return. What is your explanation?

A: In short, Asian fears subsided and the U.S. scene continued to exhibit healthy signs. Many investors were concerned that the Asian crisis would slow U.S. exports to the region, thereby putting the brakes on the U.S. economy. This would not be good for earnings, given that we already expected earnings growth and the economy to slow in 1998. To date, earnings have not slowed with any


                        6 - Scudder Classic Growth Fund
major significance, inflation and producer prices have remained benign, and employment rose to one of the highest levels in 25 years. In addition, the International Monetary Fund (IMF) continued to make progress with bailouts for Malaysia and South Korea. Going forward, there is still a good chance the impact of the crisis may need more time to show up in earnings. Nevertheless, the markets were nearly jubilant in January and February.

Q: Do you have any concerns about the high valuations of U.S. stock prices?

A: Because we have had three consecutive years of 20%+ returns, we are watching our valuations carefully. In this type of environment, our discipline of seeking to avoid stocks with unreasonably high expectations -- which typically trade at high prices relative to their earnings, sales, or revenues -- should prove particularly valuable. We prefer to pay for earnings that are sustainable. Our investment focus is on seasoned companies with strong competitive positions and consistent earnings growth rates that we believe are reasonably valued. We think this approach can result in long-term growth of capital with lower share price volatility than the average growth fund.

Q: What areas have you been emphasizing?

A: We have continued to emphasize the financial sector, which is benefiting from consolidations and restructurings, including issuers such as American Express, Citicorp, and Franklin Resources. We have also been maintaining significant positions, relative to the S&P 500, in the technology and energy sectors. Intel, Compaq, Exxon, and Royal Dutch are examples in these areas and were among the portfolio's largest holdings at the end of the period. Leading "blue chip" consumer staples companies, such as Coca-Cola and Gillette, continue to appear expensive according to our valuation measures.

Q: The Fund has had a significant commitment to the energy sector. How was it affected by declining oil prices?

A: Our exposure to the energy sector, which has been via large multinational oil companies and oil field service providers, crimped performance. This occurred as oil prices weakened and investors worried about the sustainability of strong global oil demand in light of a marked slowdown in Asia. Conversely, while those portfolio holdings with perceived Asian exposure suffered, those deemed relatively immune to global goings-on surged ahead.

Q: What is your outlook?

A: We continue to remain cautious regarding 1998 profits, a position we held prior to the crisis in Asia. As a result, the crisis has not caused us to dramatically alter our investment outlook. On the margin, however, our expectations for earnings growth are trending somewhat lower. With current stock market valuations rich and the prospect for meaningful earnings gains slim, it is difficult to build the investment case for significant upward movement in the U.S. stock market over the next twelve months. As a result, we believe investors should expect equity market returns that are closer to the long-term historical market average of 10% annually in 1998.


                        7 - Scudder Classic Growth Fund

                          Glossary of Investment Terms


FUNDAMENTAL RESEARCH              Analysis of companies based on the projected
                                  impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK                      Stock of a company that has displayed
                                  above-average earnings growth and is expected to continue to increase profits rapidly going forward.

 LIQUIDITY                        A stock that is liquid has enough shares
                                  outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant change in its market price.

MARKET CAPITALIZATION             The value of a company's outstanding shares
                                  of common stock, determined by multiplying the number of shares outstanding by the share price (Shares x Price = Market
                                  Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations. In general, "large-cap" stocks tend to be more liquid than "small-cap" stocks.

OVER/UNDER WEIGHTING              Refers to the allocation of assets -- usually
                                  by sector, industry, or country -- within a portfolio relative to a benchmark index, (i.e. the S&P 500) or an investment universe.

PRICE/EARNINGS RATIO (P/E)        A widely used gauge of a stock's valuation
(also "earnings multiple")        that indicates what investors are paying for
                                  a company's earnings on a per-share basis.
                                  Typically based on a company's projected earnings for the next 12 months, a higher
                                  "earnings multiple" indicates a higher
                                  expected growth rate and the potential for greater price fluctuations.

VALUE STOCK                       A company whose stock price does not fully
                                  reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.


Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Investment
Terms

                        8 - Scudder Classic Growth Fund

            Investment Portfolio as of February 28, 1998 (Unaudited)

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 4.2%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 2/27/98 at 5.63%,
  to be repurchased at $3,821,792 on 3/2/98, collateralized by a $3,780,000                                        -----------
  U.S. Treasury Note, 5.125%, 3/31/98 (Cost $3,820,000) .................................      3,820,000             3,820,000
                                                                                                                   -----------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 95.8%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 10.0%
Department & Chain Stores 6.9%
Costco Companies, Inc.* .................................................................         28,800             1,407,600
Dayton Hudson Corp. .....................................................................         18,100             1,399,356
Home Depot, Inc. ........................................................................         35,400             2,258,963
Walgreen Co. ............................................................................         32,600             1,196,013
                                                                                                                   -----------
                                                                                                                     6,261,932
                                                                                                                   -----------
Hotels & Casinos 0.9%
Mirage Resorts, Inc.* ...................................................................         37,000               846,375
                                                                                                                   -----------
Specialty Retail 2.2%
AutoZone, Inc.* .........................................................................         32,300               977,075
Tiffany & Co. ...........................................................................         21,200               996,400
                                                                                                                   -----------
                                                                                                                     1,973,475
                                                                                                                   -----------
Consumer Staples 7.5%
Alcohol & Tobacco 1.5%
Philip Morris Companies, Inc. ...........................................................         30,700             1,333,531
                                                                                                                   -----------
Food & Beverage 3.6%
H.J. Heinz Co. ..........................................................................         19,500             1,098,094
Keebler Foods Co.* ......................................................................          6,900               216,488
Sara Lee Corp. ..........................................................................         15,250               861,625
Suiza Foods Corp.* ......................................................................         17,000             1,101,813
                                                                                                                   -----------
                                                                                                                     3,278,020
                                                                                                                   -----------
Package Goods/Cosmetics 2.4%
Procter & Gamble Co. ....................................................................         25,800             2,191,388
                                                                                                                   -----------
Health 9.7%
Health Industry Services 1.5%
HEALTHSOUTH Corp.* ......................................................................         31,400               847,800
Total Renal Care Holdings, Inc.* ........................................................         16,500               531,094
                                                                                                                   -----------
                                                                                                                     1,378,894
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                        9 - Scudder Classic Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Medical Supply & Specialty 1.4%
Becton, Dickinson & Co. .................................................................         20,300             1,291,588
                                                                                                                   -----------
Pharmaceuticals 6.8%
American Home Products Corp. ............................................................          9,400               881,250
Bristol-Myers Squibb Co. ................................................................         12,600             1,262,363
Johnson & Johnson .......................................................................         11,200               845,600
Merck & Co., Inc. .......................................................................          6,700               854,669
Novartis AG (ADR) .......................................................................         13,000             1,187,875
Schering-Plough Corp. ...................................................................         15,300             1,163,756
                                                                                                                   -----------
                                                                                                                     6,195,513
                                                                                                                   -----------
Financial 19.8%
Banks 3.4%
BankAmerica Corp. .......................................................................         22,600             1,751,500
Citicorp ................................................................................         10,200             1,351,500
                                                                                                                   -----------
                                                                                                                     3,103,000
                                                                                                                   -----------
Insurance 10.2%
Allstate Corp. ..........................................................................         10,100               941,825
American International Group, Inc. ......................................................         18,500             2,223,469
Conseco, Inc. ...........................................................................         24,800             1,164,050
EXEL Ltd. (ADR) .........................................................................         34,000             2,250,367
MBIA, Inc. ..............................................................................         13,600               995,350
Travelers Group, Inc. ...................................................................         30,600             1,705,950
                                                                                                                   -----------
                                                                                                                     9,281,011
                                                                                                                   -----------
Consumer Finance 1.7%
Associates First Capital Corp. ..........................................................         19,200             1,536,000
                                                                                                                   -----------
Other Financial Companies 4.5%
American Express Company ................................................................         27,400             2,467,713
Federal National Mortgage Association ...................................................         25,200             1,608,075
                                                                                                                   -----------
                                                                                                                     4,075,788
                                                                                                                   -----------
Media 3.1%
Advertising 1.8%
Omnicom Group, Inc. .....................................................................         35,400             1,619,550
                                                                                                                   -----------
Cable Television 1.3%
Tele-Comm Liberty Media Group "A"* ......................................................         41,850             1,148,259
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                        10 - Scudder Classic Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Service Industries 4.8%
Investment 3.5%
Franklin Resources, Inc. ................................................................         39,100             1,994,100
Merrill Lynch & Co., Inc. ...............................................................         16,200             1,159,313
                                                                                                                   -----------
                                                                                                                     3,153,413
                                                                                                                   -----------
Miscellaneous Commercial Services 1.3%
AccuStaff, Inc.* ........................................................................         41,500             1,172,375
                                                                                                                   -----------
Durables 5.2%
Aerospace 4.0%
Lockheed Martin Corp. ...................................................................         12,100             1,411,919
Rockwell International Corp. ............................................................         15,100               913,550
United Technologies Corp. ...............................................................         15,100             1,348,619
                                                                                                                   -----------
                                                                                                                     3,674,088
                                                                                                                   -----------
Telecommunications Equipment 1.2%
Nokia AB Oy "A" (ADR) ...................................................................         10,500             1,057,875
                                                                                                                   -----------
Manufacturing 10.6%
Chemicals 3.0%
E.I. du Pont de Nemours & Co. ...........................................................         18,090             1,109,143
Praxair, Inc. ...........................................................................         14,400               688,500
Sigma-Aldrich Corp. .....................................................................         24,300               959,850
                                                                                                                   -----------
                                                                                                                     2,757,493
                                                                                                                   -----------
Diversified Manufacturing 3.5%
Dresser Industries, Inc. ................................................................         22,100               987,594
General Electric Co. ....................................................................         12,000               933,000
Textron, Inc. ...........................................................................         16,100             1,206,494
                                                                                                                   -----------
                                                                                                                     3,127,088
                                                                                                                   -----------
Electrical Products 0.8%
Emerson Electric Co. ....................................................................         10,700               682,794
                                                                                                                   -----------
Machinery/Components/Controls 3.1%
Ingersoll-Rand Co. ......................................................................         20,750               988,219
Parker-Hannifin Group ...................................................................         39,650             1,848,681
                                                                                                                   -----------
                                                                                                                     2,836,900
                                                                                                                   -----------
Office Equipment/Supplies 0.2%
Steelcase, Inc.* ........................................................................          4,200               151,463
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                        11 - Scudder Classic Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Technology 12.5%
Computer Software 0.9%
Computer Associates International, Inc. .................................................         17,700               834,113
                                                                                                                   -----------
Diverse Electronic Products 2.2%
Applied Materials, Inc.* ................................................................         34,400             1,266,350
Harris Corp. ............................................................................         14,600               740,038
                                                                                                                   -----------
                                                                                                                     2,006,388
                                                                                                                   -----------
Electronic Data Processing 6.7%
Compaq Computer Corp. ...................................................................         62,800             2,013,525
Hewlett-Packard Co. .....................................................................         18,500             1,239,500
International Business Machines Corp. ...................................................         13,100             1,368,131
Sun Microsystems, Inc.* .................................................................         30,400             1,447,800
                                                                                                                   -----------
                                                                                                                     6,068,956
                                                                                                                   -----------
Semiconductors 2.7%
Intel Corp. .............................................................................         26,900             2,412,594
                                                                                                                   -----------
Energy 10.9%
Oil Companies 6.6%
Atlantic Richfield Co. ..................................................................         13,100             1,018,525
Exxon Corp. .............................................................................         22,800             1,456,350
Mobil Corp. .............................................................................         11,700               847,519
Repsol SA (ADR) .........................................................................         16,800               747,600
Royal Dutch Petroleum Co. (New York shares) .............................................         34,500             1,873,781
                                                                                                                   -----------
                                                                                                                     5,943,775
                                                                                                                   -----------
Oil/Gas Transmission 1.1%
Williams Cos., Inc. .....................................................................         31,350             1,024,753
                                                                                                                   -----------
Oilfield Services/Equipment 3.2%
Diamond Offshore Drilling, Inc. .........................................................         17,900               811,094
Santa Fe International Corp. ............................................................         17,800               630,788
Schlumberger Ltd. .......................................................................         20,000             1,507,500
                                                                                                                   -----------
                                                                                                                     2,949,382
                                                                                                                   -----------
Transportation 1.7%
Airlines 0.9%
AMR Corp.* ..............................................................................          6,700               847,969
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                        12 - Scudder Classic Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Railroads 0.8%
Wisconsin Central Transportation Co.* ...................................................         25,800               699,825
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $71,528,196)                                                                              86,915,568
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $75,348,196) (a)                                                         90,735,568
------------------------------------------------------------------------------------------------------------------------------

  * Non-income producing security.

(a) The cost for federal income tax purposes was $75,348,196. At February 28, 1998, net unrealized appreciation for all securities based on tax cost was $15,387,372. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $15,776,072 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $388,700.

    The accompanying notes are an integral part of the financial statements.


                        13 - Scudder Classic Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                       as of February 28, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $75,348,196) ...............       $ 90,735,568
                 Receivable for investments sold ....................................            344,985
                 Receivable for Fund shares sold ....................................            423,491
                 Dividends and interest receivable ..................................             99,014
                 Deferred organization expenses .....................................              5,611
                 Other assets .......................................................              1,074
                                                                                           ----------------
                 Total assets .......................................................         91,609,743
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ..................................          1,333,767
                 Payable for Fund shares redeemed ...................................             49,090
                 Accrued management fee .............................................             20,405
                 Other payables and accrued expenses ................................            125,262
                                                                                           ----------------
                 Total liabilities ..................................................          1,528,524
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 90,081,219
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ................................              6,301
                 Unrealized appreciation (depreciation) on investments ..............         15,387,372
                 Accumulated net realized gain (loss) ...............................            563,688
                 Paid-in capital ....................................................         74,123,858
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 90,081,219
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($90,081,219 / 4,657,233 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ......................................................             $19.34
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                        14 - Scudder Classic Growth Fund

                             Statement of Operations
             for the six months ended February 28, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends ..........................................................       $    367,042
                 Interest ...........................................................            105,992
                                                                                           ----------------
                                                                                                 473,034
                                                                                           ----------------
                 Expenses:
                 Management fee .....................................................            236,767
                 Services to shareholders ...........................................            204,313
                 Custodian and accounting fees ......................................             28,807
                 Trustees' fees and expenses ........................................              8,522
                 Auditing ...........................................................             16,640
                 Registration fees ..................................................             21,052
                 Reports to shareholders ............................................             16,965
                 Legal ..............................................................              6,074
                 Amortization of organization expense ...............................                790
                 Other ..............................................................              3,107
                                                                                           ----------------
                 Total expenses before reductions ...................................            543,037
                 Expense reductions .................................................          (120,239)
                                                                                           ----------------
                 Expenses, net ......................................................            422,798
                -------------------------------------------------------------------------------------------
                 Net investment income                                                            50,236
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments ..........................            588,152
                 Net unrealized appreciation (depreciation) during the period on
                   investments ......................................................          8,531,556
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    9,119,708
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  9,169,944
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        15 - Scudder Classic Growth Fund

                       Statements of Changes in Net Assets

                                                                                                    For the Period
                                                                                                     September 9,
                                                                                                         1996
                                                                                    Six Months       (commencement
                                                                                  Ended February    of operations)
                                                                                     28, 1998        to August 31,
Increase (Decrease) in Net Assets                                                   (Unaudited)          1997
------------------------------------------------------------------------------------------------------------------------------------
Operations:
                Net investment income ........................................    $     50,236      $    101,107
                Net realized gain (loss) on investment transactions ..........         588,152         1,068,807
                Net unrealized appreciation (depreciation) on investment
                  transactions during the period .............................       8,531,556         6,855,816
                                                                                 ----------------  ----------------
                Net increase (decrease) in net assets resulting from
                  operations .................................................       9,169,944         8,025,730
                Distributions to shareholders from:
                Net investment income ........................................        (134,261)          (43,257)
                                                                                 ----------------  ----------------
                Net realized gains ...........................................      (1,093,271)               --
                                                                                 ----------------  ----------------
                Fund share transactions:
                Proceeds from shares sold ....................................      47,992,282        70,958,470
                Net asset value of shares issued to shareholders in
                  reinvestment of distributions ..............................       1,215,373            42,483
                Cost of shares redeemed ......................................     (20,294,631)      (25,758,843)
                                                                                 ----------------  ----------------
                Net increase (decrease) in net assets from Fund share
                  transactions ...............................................      28,913,024        45,242,110
                                                                                 ----------------  ----------------
                Increase (decrease) in net assets ............................      36,855,436        53,224,583
                Net assets at beginning of period ............................      53,225,783             1,200
                Net assets at end of period (including undistributed net         ----------------  ----------------
                  investment income of $6,301 and $90,326, respectively) .....    $ 90,081,219      $ 53,225,783
                                                                                 ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period ....................       3,062,114               100
                                                                                 ----------------  ----------------
                Shares sold ..................................................       2,647,092         4,715,920
                Shares issued to shareholders in reinvestment of
                  distributions ..............................................          70,172             3,115
                Shares redeemed ..............................................      (1,122,145)       (1,657,021)
                                                                                 ----------------  ----------------
                Net increase (decrease) in Fund shares .......................       1,595,119         3,062,014
                                                                                 ----------------  ----------------
                Shares outstanding at end of period ..........................       4,657,233         3,062,114
                                                                                 ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                        16 - Scudder Classic Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                                      For the Period
                                                                                                        September 9,
                                                                                                            1996
                                                                                Six Months Ended       (commencement
                                                                                February 28, 1998    of operations) to
                                                                                   (Unaudited)        August 31, 1997
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........................................       $17.38               $12.00
Income from investment operations:                                              ----------------------------------------
Net investment income ........................................................          .01                  .06
Net realized and unrealized gain (loss) on investment transactions ...........         2.28                 5.36
                                                                                ----------------------------------------
Total from investment operations .............................................         2.29                 5.42
                                                                                ----------------------------------------
Less distributions from:
Net investment income ........................................................         (.04)                (.04)
Net realized gains on investment transactions ................................         (.29)                  --
                                                                                ----------------------------------------
Total distributions ..........................................................         (.33)                (.04)
                                                                                ----------------------------------------
                                                                                ----------------------------------------
Net asset value, end of period ...............................................       $19.34               $17.38
------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) .........................................................        13.33**              45.20**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................................         90.1                 53.2
Ratio of operating expenses, net, to average daily net assets (%) ............         1.25*                1.25*
Ratio of operating expenses before expense reductions, to average daily net
  assets (%) .................................................................         1.61*                2.25*
Ratio of net investment income to average daily net assets (%) ...............          .15*                 .43*
Portfolio turnover rate (%) ..................................................         40.5*                27.4*
Average commission rate paid .................................................       $.0455               $.0378

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


                        17 - Scudder Classic Growth Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Classic Growth Fund (the "Fund") is a diversified series of Scudder Investment Trust, a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Effective April 16, 1998, the Fund will close to certain new no-load investors. Current individual shareholders of the Fund, owners of shares of funds in the Scudder Family of Funds, qualified retirement plan investors, and certain others will continue to be eligible to purchase shares of the Fund on a no-load basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.


                        18 - Scudder Classic Growth Fund

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the six months ended February 28, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $39,502,378 and $13,282,640, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Fund's Management Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Adviser has agreed not to impose all or a portion of its management fee until April 15, 1998 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. For the six months ended February 28, 1998, the Adviser did not impose a portion of its management fee amounting to $120,239, and the fee imposed amounted to $116,528.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended February 28, 1998, the amount charged to the Fund by SSC aggregated $75,848, of which $18,309 is unpaid at February 28, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended February 28, 1998, the amount charged to the Fund by STC aggregated $4,949, of which $1,155 is unpaid at February 28, 1998.


                        19 - Scudder Classic Growth Fund

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the period ended February 28, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $108,309.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended February 28, 1998, the amount charged to the Fund by SFAC aggregated $19,968, of which $3,631 is unpaid at February 28, 1998.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended February 28, 1998, the Trustees fees and expenses aggregated $8,522.


                        20 - Scudder Classic Growth Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Classic Growth Fund (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For           Against         Abstain       Broker Non-Votes*
         ---           -------         -------       -----------------

      2,463,534         34,189          22,202             54,304

2.    To elect Trustees.


                                                     Number of Votes:
                                                     ----------------

                     Trustee                  For                      Withheld
                     -------                  ---                      --------

        Henry P. Becton, Jr.               2,485,385                    34,540

        Dawn-Marie Driscoll                2,485,218                    34,707

        Peter B. Freeman                   2,485,240                    34,685

        George M. Lovejoy, Jr.             2,484,263                    35,662

        Dr. Wesley W. Marple, Jr.          2,485,279                    34,646

        Daniel Pierce                      2,485,385                    34,540

        Kathryn L. Quirk                   2,484,540                    35,385

        Jean C. Tempel                     2,485,246                    34,679

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

         For            Against        Abstain       Broker Non-Votes*
         ---            -------        -------       -----------------
      2,361,561          72,290         31,771             54,303


                        21 - Scudder Classic Growth Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For            Against        Abstain       Broker Non-Votes*
         ---            -------        -------       -----------------

      2,414,407          45,077         29,327            53,346

5. To approve the revision of certain fundamental investment policies.


                                                                      Number of Votes:
                                                                      ----------------
                                                                                                     Broker
             Fundamental Policies                 For             Against          Abstain         Non-Votes*
             --------------------                 ---             -------          -------         ---------

         5.1   Diversification                 2,379,989          50,466            35,165           54,305
         5.2   Borrowing                       2,378,927          51,529            35,165           54,304
         5.3   Senior securities               2,379,454          51,002            35,165           54,304
         5.4   Concentration                   2,379,331          51,125            35,165           54,304
         5.5   Underwriting of securities      2,379,879          39,319            46,423           54,304
         5.6   Investment in real estate       2,379,005          40,193            46,423           54,304
         5.7   Purchase of physical            2,379,004          40,306            46,311           54,304
               commodities
         5.8   Lending                         2,379,987          39,323            46,311           54,304

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

            For                      Against                    Abstain
            ---                      -------                    -------

         2,468,134                    18,579                     33,212

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                        22 - Scudder Classic Growth Fund

                                    This Page
                                  intentionally
                                   left blank.



                        23 - Scudder Classic Growth Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics, Bentley
College; President, Driscoll
Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Bruce F. Beaty*
Vice President

Philip S. Fortuna*
Vice President

William F. Gadsden*
Vice President

Jerard K. Hartman*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.


                        24 - Scudder Classic Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care FUnd
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        25 - Scudder Classic Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        26 - Scudder Classic Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                        27 - Scudder Classic Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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